[K&S Draft - 12/12/97]






                           $150,000,000

                           BLOUNT, INC.

          ___% Senior Notes Due _________________, 2008

                          Guaranteed by

                    BLOUNT INTERNATIONAL, INC.

                      Underwriting Agreement



                                                    ____________, 1998



J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260-0060

Ladies and Gentlemen:

      Blount, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in
Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), $150,000,000 principal amount of its _____% Senior Notes Due __________, 2008 (the "Notes"). The Notes will be unconditionally guaranteed (the "Guarantees" and, together with the Notes, the "Securities") as to payment of principal, premium (if any) and interest by Blount International, Inc., a Delaware corporation, as guarantor (the "Guarantor"). The Securities will be issued pursuant to the provisions of an Indenture to be dated as of ______________, 1998 among the Company, the Guarantor and ____________________, as Trustee (the "Trustee").

      The Company and the Guarantor have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement, including a prospectus, relating to the Securities.
The
registration statement as amended at the time when it shall become effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement", and the prospectus in the form first used to confirm sales of Securities is referred to in this Agreement as the "Prospectus". If the Company and the Guarantor have filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend" "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

      The Company and the Guarantor hereby agree with the Underwriters as follows:

      1. The Company and the Guarantor agree to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company and the Guarantor the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule I hereto at a price equal to ______% of their principal amount plus accrued interest, if any, from ______________, 1998 to the date of payment and delivery.

      2. The Company and the Guarantor understand that the Underwriters intend (i) to make a public offering of their respective portions of the Securities as soon after (A) the Registration Statement has become effective and (B) the parties hereto have executed and delivered this Agreement, as in the judgment of the Representatives is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

      3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives on _______________, 1998, or at such other time on the same or such other date, not later than the third Business Day thereafter, as the Representatives and the Company may agree upon in writing. The time and date of such payment is referred to herein as the "Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.


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


      Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global notes (collectively, the "Global Note") representing the Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company and the Guarantor. The Global Note will be made available for inspection by the Representatives at the office of the Trustee, ___________________________________________________
not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

      4. Each of the Company and the Guarantor, jointly and severally, represents and warrants to each Underwriter that:

           (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Regis-tration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company and the Guarantor in writing by such Underwriter through the Representatives expressly for use therein;

           (b) the Registration Statement has been declared effective by the Commission under the Securities Act, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company and the Guarantor, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company and the Guarantor shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act") and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the state-ments therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to
      (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company and the Guarantor in writing by such Underwriter through the Representatives expressly for use therein;

           (c) the documents incorporated by reference in the Prospectus, when they become effective or were filed with the Commission as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act as applicable and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commis-sion, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

           (d) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and the Guarantor, as the case may be, and their respective consolidated subsidiaries as of the dates indicated and the results of their respective operations and the changes in their respective consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and is based on good faith estimates and assumptions believed by the Company and the Guarantor to be reasonable;

           (e)  since the respective dates as of which
      information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Guarantor or any of its subsidiaries (including the Company, the "Subsidiaries"), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Guarantor and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Guarantor nor any of the Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Guarantor and the Subsidiaries taken as a whole;

           (f) each of the Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Guarantor and the Subsidiaries, taken as a whole;

           (g) each of the Subsidiaries (other than the Company) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Guarantor and the Subsidiaries taken as a whole;
      and all the outstanding shares of capital stock of each Subsidiary has been duly authorized and validly issued, are fully-paid and non-assessable, and (except in the case of foreign Subsidiaries, for directors' qualifying shares) are owned by the Guarantor, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

           (h) this Agreement has been duly authorized, executed and delivered by the Company and the Guarantor;

           (i) the Notes have been duly authorized, and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; the Guarantees have been duly authorized, and when issued and delivered together with the Notes pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and binding obligations of the Guarantor entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and upon effectiveness of the Registration Statement will have been duly qualified under the Trust Indenture Act and, when executed and delivered by the Company, the Guarantor and the Trustee, the Indenture will constitute a valid and binding instrument; and the Securities and the Indenture will conform to the descriptions thereof in the Prospectus;

           (j) neither the Guarantor nor any of the Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certifi-cate of Incorporation or Bylaws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of the Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Guarantor and the Subsidiaries taken as a whole or to the holders of the Securities; the issue and sale by the Company of the Notes and the issue and delivery by the Guarantor of the Guarantees and the performance by each of the Company and the Guarantor of all of the provisions of its respective obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor, the Company or any of the other Subsidiaries is a party or by which the Guarantor, the Company or any of the other Subsidiaries is bound or to which any of the property or assets of the Guarantor, the Company or any of the other Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company or the Guarantor or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor, the Company, the other Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company and the Guarantor of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters;

           (k) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company and the Guarantor, threatened against or affecting the Guarantor or any of the Subsidiaries or any of their respective properties or to which the Guarantor or any of the Subsidiaries is or may be a party or to which any property of the Guarantor or any of the Subsidiaries is or may be the subject which, if determined adversely to the Guarantor or any of the Subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Guarantor and the Subsidiaries, taken as a whole, and, to the best of the Company's and the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no statutes, regulations, contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

           (l) Coopers & Lybrand L.L.P. who have certified certain financial statements of the Guarantor and the Subsidiaries are independent public accountants as required by the Securities Act;

           (m) the Guarantor and the Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Guarantor and the Subsidiaries; and any real property and buildings held under lease by the Guarantor and the Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Guarantor or the Subsidiaries;

           (n) no relationship, direct or indirect, exists between or among the Guarantor or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Guarantor or any of the Subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

           (o) neither the Company nor the Guarantor is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, neither will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

           (p) the Company and the Guarantor have complied with all provisions of Section 517.075, Florida Statutes
      (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba;

           (q) the Guarantor and the Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith; and, except as disclosed in the Prospectus there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Guarantor or any Subsidiary;

           (r) each of the Guarantor and the Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and neither the Guarantor nor any such Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Guarantor and the Subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof;

           (s) there are no existing or, to the best knowledge of the Company and the Guarantor, threatened labor disputes with the employees of the Guarantor or any of the Subsidiaries which are likely to have a material adverse effect on the Guarantor and the Subsidiaries taken as a whole;

           (t) the Guarantor and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Guarantor and the Subsidiaries, taken as a whole;

           (u) in the ordinary course of its business, the Guarantor conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Guarantor and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company and the Guarantor have reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Guarantor and the Subsidiaries, taken as a whole;

           (v)  each employee benefit plan, within the meaning of
      Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") that is maintained, administered or contributed to by the Company, the Guarantor or any of their respective affiliates for employees or former employees of the Company and the Guarantor and their respective affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended, ("Code"). No prohibited transaction, within the meaning of Section 406 of ERISA or
      Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption. For each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions; and

           (w) the conditions for use of a Registration Statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the Guarantor and the transactions contemplated by this Agreement, the Indenture and the Registration Statement.


      5. Each of the Company and the Guarantor covenants and agrees with each of the several Underwriters as follows:

           (a) to use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act; and to file promptly all reports and any definitive proxy or information statements required to be filed by it with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;

           (b) to deliver, at the expense of the Company and the Guarantor, to the Representatives, three signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representatives may reasonably request;

           (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

           (d) to advise the Representatives promptly, and to confirm such advice in writing, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed and to furnish the Representatives with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (vi) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Company or the Guarantor of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Securities, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

           (e) if, during such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company and the Guarantor, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company and the Guarantor) to which Securities may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

           (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities; provided that neither the Company nor the Guarantor shall not be required to file a general consent to service of process in any jurisdiction;

           (g) to make generally available to its security holders and to the Representatives as soon as practicable an earnings statement which will satisfy the provisions of
      Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company and the Guarantor occurring after the "effective date" (as defined in Rule 158) of the Registration Statement;

           (h) so long as the Securities are outstanding, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

           (i) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell, or otherwise dispose of any debt securities of or guaranteed by the Company or the Guarantor which are substantially similar to the Securities;

           (j) to use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

           (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements), (iv) in connection with the listing of the Securities on any stock exchange, (v) related to any filing with National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memo-randa and any Legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) payable to rating agencies in connection with the rating of the Securities,
      (viii) any expenses incurred by the Company and the Guarantor in connection with a "road show" presentation to potential investors and
      (ix) the cost and charges of any transfer agent.

      6. The several obligations of the Underwriters hereunder to purchase the Securities on the Closing Date are subject to the performance by each of the Company and the Guarantor of its respective obligations hereunder and to the following additional conditions:

           (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-affective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Representatives;

           (b) the representations and warranties of each of the Company and the Guarantor contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and each of the Company and the Guarantor shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

           (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement in the rating accorded any securities of or guaranteed by the Company or the Guarantor by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

           (d)  since the respective dates as of which
      information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Guarantor or any of the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Guarantor and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the Closing Date on the terms and in the manner contemplated in the Prospectus; and neither the Guarantor nor any of the Subsidiaries has sustained since the date of the latest audited financial statements included in the

      Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order to decree, otherwise than as set forth or contemplated in the Prospectus;

           (e) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of each of the Company and the Guarantor, with specific knowledge about the financial matters of the Company and the Guarantor, satisfactory to the Representatives to the effect set forth in subsections (a) through (c) (with respect to the respective representations, warranties, agreements and conditions of the Company and the Guarantor) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Guarantor and the Subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement;

           (f)  Richard H. Irving III, General Counsel for the
      Company and the Guarantor, shall have furnished to the Representatives his written opinion, dated the Closing
      Date, in form and substance satisfactory to the Representatives, to the effect that:

                (i) each of the Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                (ii) each of the Company and the Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Guarantor and the Subsidiaries taken as a whole;

                (iii) each of the Subsidiaries (other than the Company) has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the Guarantor and the Subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

                (iv) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against or affecting the Guarantor or any of the Subsidiaries or any of their respective properties or to which the Guarantor or any of the Subsidiaries is or may be a party or to which any property of the Guarantor or the Subsidiaries is or may be the subject which, if determined adversely to the Guarantor or any of the Subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Guarantor and the Subsidiaries taken as a whole; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any statutes, regulations, contracts or other documents required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                (v)  neither the Guarantor nor any of the
           Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or Bylaws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor or any of the Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Guarantor and the Subsidiaries taken as a whole or to the holders of the Securities; the issue and sale by the Company of the Notes and by the Guarantor of the Guarantees and the performance by each of the Company and the Guarantor of its respective obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, the Guarantor or any of the other Subsidiaries is a party or by which the Company, the Guarantor or any of the other Subsidiaries is bound or to which any of the property or assets of the Company, the Guarantor or any of the other Subsidiaries is subject;

                (vi) each of the Guarantor and the Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and neither the Guarantor nor any such Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Guarantor and the Subsidiaries is in compliance in all material respects with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus;

                (vii) each of the Guarantor and the Subsidiaries owns, possesses or has the right to use the Intellectual Property employed by it in connection with the business conducted by it as of the date hereof;

                (viii) the Guarantor and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Guarantor and the Subsidiaries; and any real property and buildings held under lease by Guarantor and the Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Guarantor or the Subsidiaries; and

                (ix) each of the Guarantor and the Subsidiaries is in compliance with all Environmental Laws, except, in each case, where noncompliance, individually or in the aggregate, would not have a material adverse effect on the Guarantor and the Subsidiaries taken as a whole; there are no legal or governmental proceedings pending or, to the knowledge of such counsel, threatened against or affecting the Guarantor or any of the Subsidiaries under any Environmental Law which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the Guarantor and the Subsidiaries taken as a whole;

           In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of Delaware and Alabama, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the

      Underwriters' counsel, familiar with the applicable laws;
      (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Guarantor and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or the Guarantor. The opinion of such counsel for the Company and the Guarantor shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon.

           The opinion of Richard H. Irving III described above shall be rendered to the Underwriters at the request of the Company and the Guarantor and shall so state therein.

           (g) Cleary, Gottlieb, Steen & Hamilton, counsel for the Company and the Guarantor, shall have furnished to the Representatives their written opinion, dated the Closing
      Date, in form and substance satisfactory to the Representatives, to the effect that:

                (i) each of the Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                (ii) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against or affecting the Guarantor or any of the Subsidiaries or any of their respective properties or to which the Guarantor or any of the Subsidiaries is or may be a party or to which any property of the Guarantor or the Subsidiaries is or may be the subject which, if determined adversely to the Guarantor or any of the Subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Guarantor and the Subsidiaries taken as a whole; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any statutes, regulations, contracts or other documents required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                (iii) this Agreement has been duly authorized, executed and delivered by the Company and the Guarantor;

                (iv)  the Notes have been duly authorized,
           executed and delivered by the Company and, when they have been duly authenticated in accordance with the terms of the Indenture and the Securities have been delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Notes will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies;

                (v) the Guarantees have been duly authorized, executed and delivered by the Guarantor, and when the Notes have been duly authenticated in accordance with the terms of the Indenture and the Securities have been delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Guarantees will constitute valid and binding obligations of the Guarantor entitled to the benefits provided by the Indenture subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies;

                (vi) the Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and constitutes a valid and binding instrument of each of the Company and the Guarantor subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies; and the Indenture has been duly qualified under the Trust Indenture Act;

                (vii)  neither the Guarantor nor any of the
           Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or Bylaws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor or any of the Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Guarantor and the Subsidiaries taken as a whole or to the holders of the Securities; the issue and sale by the Company of the Notes and by the Guarantor of the Guarantees and the performance by each of the Company and the Guarantor of its respective obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, the Guarantor or any of the other

           Subsidiaries is a party or by which the Company, the Guarantor or any of the other Subsidiaries is bound or to which any of the property or assets of the Company, the Guarantor or any of the other Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the Bylaws of the Company or the Guarantor or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantor, the other Subsidiaries or any of their respective properties;

                (viii) no consent, approval, authorization, order, license, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                (ix) the statements in the Prospectus (A) under "Description of Notes" and "Underwriting", (B) incorporated by reference in the Prospectus from Item 3 of Part 1 of the Company's and the Guarantor's respective Annual Reports on Form 10-K for the period ended December 31, 1996, (C) under "Employment Contracts, Termination of Employment and Change-In-Control Arrangements" in the Guarantor's Proxy Statement relating to its Annual Meeting of Stockholders on April 21, 1997 and incorporated by reference in the Prospectus and in the Registration Statement in Item 15, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings;

                (x)  such counsel is of the opinion that the
           Registration Statement and the Prospectus and any amendments and supplements thereto (other than the financial statements included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and believes that (other than the financial statements included therein, as to which such counsel need express no belief and other than that part of the Registration Statement which constitutes the Form T-1 of the Trustee under the Trust Indenture Act) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                (xi) neither the Company nor the Guarantor is and, after giving effect to the offering and sale of the Securities, neither will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                (xii) the conditions for use of a Registration Statement on Form S-3 set forth in the General Instructions to Form S-3 have been satisfied with respect to the Company and the Guarantor and the transactions contemplated by this Agreement and the Registration Statement;

           In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of Delaware and New York, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Guarantor and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or the Guarantor. The opinion of such counsel for the Company and the Guarantor shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (x) above, counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto but is without independent check or verification except as specified.

           The opinion of Cleary, Gottlieb, Steen & Hamilton described above shall be rendered to the Underwriters at the request of the Company and the Guarantor and shall so state therein.

           (h) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date, Coopers & Lybrand L.L.P. shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

           (i) the Representatives shall have received on and as of the Closing Date an opinion of King & Spalding, counsel to the Underwriters, with respect to the validity of the Indenture, the Notes and the Guarantees, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

           (j) on or prior to the Closing Date, each of the Company and the Guarantor shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

      7. The Company and the Guarantor agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company and the Guarantor shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company and the Guarantor in writing by such Underwriter through the Representatives expressly for use therein.

      Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor, their respective directors, their respective officers who sign the Registration Statement and each person who controls the Company or the Guarantor within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantor to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company and the Guarantor in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

      If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceed-ing, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, the Guarantor, their respective directors, their respective officers who sign the Registration Statement and such control persons of the Company and the Guarantor shall be designated in writing by the Company and the Guarantor. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and
(ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

      If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of Securities set forth opposite their names in Schedule I hereto, and not joint.

      The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of each of the Company and the Guarantor set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company or the Guarantor, their respective officers or directors or any other person controlling the Company or the Guarantor and (iii) acceptance of and payment for any of the Securities.

      8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company and the Guarantor, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company or the Guarantor shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

      9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and
(y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

      If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in
Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this
Section 9 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Guarantor shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company and the Guarantor agree, jointly and severally, to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

      11. This Agreement shall inure to the benefit of and be binding upon the Company, the Guarantor, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      12. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260-0060 (telefax:______); Attention: Syndicate Department. Notices to the Company shall be given to it at Blount, Inc., 4250 Executive Park Drive, Montgomery, Alabama 36116-1602, (telefax:______); Attention:__________. Notices to the Guarantor shall be given to it at Blount International, Inc., 4250 Executive Park Drive, Montgomery, Alabama 36116-1602, (telefax:______); Attention:__________.

      13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

      14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

      If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                               Very truly yours,

                               BLOUNT, INC.


                               By:_______________________
                                    Title:


                               BLOUNT INTERNATIONAL, INC.


                               By:_______________________
                                    Title:


Accepted: __________, 1998

J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.

Acting on behalf of themselves
and the several Underwriters
listed in Schedule I hereto.

By:  J.P. Morgan Securities Inc.


By:___________________________
   Title:

                                                         SCHEDULE I








                                                  Principal
                                                  Amount of
                                                Securities To
Underwriter                                     Be Purchased
-----------                                     -------------

J.P. Morgan Securities Inc..............           $[       ]

Salomon Brothers, Inc...................             _______

      Total ............................            $150,000